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As Filed With the Securities and Exchange Commission on December 11, 2003

Registration No. 333-82776

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 10
TO
FORM S-1
REGISTRATION STATEMENT
Under The Securities Act of 1933

UnitedGlobalCom, Inc.
(Exact name of registrant as specified in its charter)

Delaware	4841	84-1602895
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

UnitedGlobalCom, Inc.
4643 South Ulster Street, Suite 1300
Denver, Colorado 80237
(303) 770-4001
(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

Michael T. Fries
President
4643 South Ulster Street, Suite 1300
Denver, Colorado 80237
(303) 770-4001
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Garth B. Jensen, Esq.
Holme Roberts & Owen LLP
1700 Lincoln, Suite 4100
Denver, Colorado 80203
(303) 861-7000

        Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the effective date of this Registration Statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

The following documents are filed as exhibits to this registration statement:

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of the Registrant as currently in effect.(1)
3.2	Certificate of Amendment of Restated Certificate of Incorporation of the Registrant.*
3.3	Bylaws of the Registrant as currently in effect.(1)
4.1	Specimen of Class A Common Stock certificate of the Registrant.(2)
4.2	Specimen of Class B Common Stock certificate of the Registrant.(2)
4.3	Specimen of Class C Common Stock certificate of the Registrant.(2)
4.4	Indenture dated as of February 5, 1998 between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Firstar Bank of Minnesota N.A. (now known as Firstar Bank, N.A.).(3)
4.5	Supplemental Indenture dated January 24, 2002 between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Firstar Bank, N.A., as Trustee.(4)
5.1	Opinion of Holme Roberts & Owen LLP regarding the legality of the securities being sold.*
10.1	Amended and Restated Agreement and Plan of Restructuring and Merger, dated December 31, 2001, by and among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), United/New United Merger Sub, Inc., Liberty Media Corporation, Liberty Media International, Inc., Liberty Global, Inc. and each Person indicated as a "Founder" on the signature pages thereto.(1)
10.2	Amended and Restated United/New United Merger Agreement, dated December 31, 2001, by and among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.) and United/New United Merger Sub, Inc.(1)
10.3	Founders Agreement with respect to UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), dated January 30, 2002.(1)
10.4	Founders Agreement with respect to UGC Holdings, Inc. (formerly known as UnitedGlobalCom, Inc.), dated January 30, 2002.(1)
10.5	Stockholders Agreement among UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc., Liberty UCOMA, LLC and each of the Persons identified on the signature pages thereto as a "Founder," dated January 30, 2002.(1)
10.6	Voting Agreement among New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), and each of the Persons indicated as a "Founder" on the signature pages thereto, dated January 30, 2002.(1)
10.7	Agreement Regarding Old United among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), Liberty Media Corporation, Liberty Global, Inc. and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.8	Agreement Regarding Additional Covenants among UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc., and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.9	Standstill Agreement among UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc. and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.10	Registration Rights Agreement, by and among New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc. and Liberty UCOMA, LLC, dated January 30, 2002.(1)

10.11	Loan Agreement dated as of May 25, 2001, among Belmarken Holding B.V. and UPC as obligors and UPC Internet Holding B.V. as guarantor and New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.) as successor in interest to Liberty-Belmarken, Inc.(5)
10.12	Waiver to UPC Exchangeable Loan dated as of March 1, 2002, by United to UPC temporarily waiving certain cross-defaults.(6)
10.13	Registration Rights Agreement dated as of May 25, 2001, between UPC and New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.) as successor in interest to Liberty-Belmarken, Inc.(5)
10.14	Stock Purchase Agreement dated December 3, 2001, between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Liberty UCOMA, LLC.(7)
10.15	Stock Purchase Agreement dated December 3, 2001, between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Liberty UCOMA, LLC.(7)
10.16	Agreement dated December 3, 2001, among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIH Funding Corp., Salomon Smith Barney, Inc., TD Securities (USA) Inc., J.P. Morgan Securities Inc. (formerly known as Chase Securities Inc.) and Donaldson, Lufkin & Jenrette Securities Corporation.(7)
10.17	Form of Promissory Note from United Programming Argentina II, Inc. to the order of LBTW I, Inc.(1)
10.18	1993 Stock Option Plan of the Registrant, amended and restated as of January 30, 2002.(2)
10.19	Stock Option Plan for Non-Employee Directors of the Registrant, effective June 1, 1993, amended and restated as of December 7, 2001.(2)
10.20	Stock Option Plan for Non-Employee Directors of the Registrant, effective March 20, 1998, amended and restated as of January 30, 2002.(2)
10.21	United Latin America, Inc. Stock Option Plan, effective June 6, 1997, as amended.(8)
10.22	UPC Phantom Stock Option Plan, effective March 20, 1998.(9)
10.23	UPC Amended Stock Option Plan, effective June 13, 1996, as amended.(10)
10.24	chello broadband Phantom Stock Option Plan, effective June 19, 1998.(11)
10.25	chello broadband Foundation Stock Option Plan, effective June 23, 1999.(11)
10.26	UPC Distribution Bank Facility dated October 26, 2000.(12)
10.27	Waiver Letter dated March 4, 2002 to UPC Distribution Holding B.V. from Toronto-Dominion Bank Europe Limited acting as Facility Agent for the Lenders under the UPC Distribution Bank Facility referenced in Exhibit 10.26 above.(6)
10.28	Credit Agreement dated as of April 29, 1999, among UIH Chile Holding S.A., the subsidiary guarantors named therein, Toronto Dominion (Texas), Inc., TD Securities (USA). Inc. and Citibank, N.A.(13)
10.29	Amendment No. 7 dated as of April 29, 2002, among VTR GlobalCom S.A., a Chilean corporation, the subsidiaries of VTR listed on the signature pages thereto, Toronto Dominion Bank (Texas), Inc., as agent for the lenders party to the Credit Agreement and each of the lenders party to the Credit Agreement dated as of April 29, 1999, among UIH Chile Holding S.A., the subsidiary guarantors named therein, Toronto Dominion (Texas), Inc., TD Securities (USA), Inc. and Citibank, N.A.(14)
10.30	Cash Collateral Agreement, dated as of April 29, 2002, by and among United Latin America, Inc., a Colorado corporation, Toronto Dominion Bank (Texas), Inc., as agent for the lenders party to the Credit Agreement and The Toronto-Dominion Bank, as securities intermediary.(14)
10.31	Letter Dated April 29, 2002 from UGC Holdings, Inc. to Toronto Dominion Bank (Texas), Inc., as agent for the lenders party to the Credit Agreement, and such lenders.(14)
10.32	Amended and Restated Securities Purchase and Conversion Agreement dated as of December 1, 1997, by and among Philips Media B.V., Philips Media Networks B.V., UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), Joint Venture, Inc. and United and Philips Communications B.V.(15)

10.33	Share Exchange Agreement, dated as of March 9, 2000, by and between UPC and the shareholders named therein.(16)
10.34	Memorandum of Understanding, dated as of February 1, 2002, by and among UPC, UnitedGlobalCom, Inc. and UGC Holdings, Inc.(17)
10.35	Closing Agreement, dated as of December 7, 2001, by and among UPC, Canal+ Group, UPC Polska, Inc., Polska Telewizja Cyfrowa TV Sp. zo.o. ("PTC") and Telewizyjna Korporacja Partycypacyjna S.A. ("TKP").(18)
10.36	Shareholders Agreement, dated August 10, 2001, by and among UPC, PTC, Canal+ Group and Polcom Invest S.A.(18)
10.37	Contribution and Subscription Agreement, dated as of August 10, 2001, by and among UPC, Canal+ Group, UPC Polska, Inc., PTC and TKP.(18)
10.38	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of Mark L. Schneider in favor of UIPI.(19)
10.39	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of Mark L. Schneider in favor of UIPI.(19)
10.40	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of The MLS Family Partnership LLLP in favor of UIPI.(19)
10.41	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of The MLS Family Partnership LLLP in favor of UIPI.(19)
10.42	Replacement Guaranty for Purpose Credit dated November 22, 2000 of Mark L. Schneider in favor of UIPI with respect to the MLS Family Partnership LLLP November 22, 2000 Promissory Note (Purpose Credit).(19)
10.43	Replacement Guaranty for Purpose Credit dated December 21, 2000 of Mark L. Schneider in favor of UIPI with respect to The MLS Family Partnership LLLP December 21, 2000 Promissory Note (Purpose Credit).(19)
10.44	Letter Agreement dated May 16, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI and Mark L. Schneider.(19)
10.45	Letter Agreement dated May 16, 2001 among UIPI, UPC and Mark L. Schneider.(19)
10.46	Letter Agreement dated May 16, 2001 among UIPI, chello broadband and Mark L. Schneider.(19)
10.47	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of Michael T. Fries in favor of UIPI.(19)
10.48	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.49	Replacement Promissory Note (Non-Purpose Credit) dated November 22, 2000 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.50	Replacement Guaranty for Purpose Credit dated November 22, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP November 22, 2000 Promissory Note (Purpose Credit).(19)
10.51	Replacement Guaranty for Non-Purpose Credit dated November 22, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP November 22, 2000 Promissory Note (Non-Purpose Credit).(19)
10.52	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of Michael T. Fries in favor of UIPI.(19)
10.53	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.54	Replacement Promissory Note (Non-Purpose Credit) dated December 21, 2000 of the Fries Family Partnership LLLP in favor of UIPI.(19)
10.55	Replacement Guaranty for Purpose Credit dated December 21, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP December 21, 2000 Promissory Note (Purpose Credit).(19)

10.56	Replacement Guaranty for Non-Purpose Credit dated December 21, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP December 21, 2000 Promissory Note (Non-Purpose Credit).(19)
10.57	Promissory Note (Purpose Credit) dated April 4, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.58	Promissory Note (Non-Purpose Credit) dated April 4, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.59	Guaranty for Purpose Credit dated April 4, 2001 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP April 4, 2001 Promissory Note (Purpose Credit).(19)
10.60	Guaranty for Non-Purpose Credit dated April 4, 2001 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP April 4, 2001 Promissory Note (Non-Purpose Credit).(19)
10.61	Promissory Note (Purpose Credit) dated June 25, 2001 of Michael T. Fries in favor of UIPI.(19)
10.62	Promissory Note (Purpose Credit) dated June 25, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.63	Promissory Note (Non-Purpose Credit) dated June 25, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.64	Letter Agreement (Purpose Credit) dated May 16, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI and Michael T. Fries.(19)
10.65	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI and Michael T. Fries.(19)
10.66	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, UPC and Michael T. Fries.(19)
10.67	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, chello broadband and Michael T. Fries.(19)
10.68	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, Austar United and Michael T. Fries.(19)
10.69	Letter Agreement (Purpose Credit) dated June 25, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI, New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), Michael T. Fries and The Fries Family Partnership LLLP.(19)
10.70	Restructuring Agreement, dated September 30, 2002, among UPC, New UPC, Inc., United, UGC Holdings, Inc., United Europe, Inc., United UPC Bonds, LLC, and certain holders of notes of UPC.(20)
10.71	Waiver and Amendment Letter, dated September 30, 2002, between TD Bank Europe Limited (acting with the approval of the Majority Lenders referenced therein) and UPC Distribution Holding B.V. (acting on its own behalf and on behalf of its subsidiaries party to the UPC Distribution Bank Facility referenced in Exhibit 10.26 above).(20)
10.72	Exchange Agreement dated May 14, 2002, among United and the Principal Founders identified therein.(23)
10.73	Mutual Release Agreement, dated January 27, 2003, by and among Michael T. Fries, Fries Family Partnership LLLP, United and UGC Properties, Inc.(22)
10.74	Mutual Release Agreement, dated January 28, 2003, by and among Mark L. Schneider, MLS Family Partnership LLLP, United and UGC Properties, Inc.(22)
10.75	Loan Deferral Agreement, dated January 28, 2003, by and among United, Liberty Media Corporation, UGCH Finance, Inc. (f/k/a United Programming Argentina II, Inc.) and LBTW I, Inc.(22)
10.76	Securities Purchase Agreement, dated February 6, 2003, by and among United, Alliance Balanced Shares, Alliance Growth Fund, Alliance Global Strategic Income Trust and EQ Alliance Common Stock Portfolio.*

10.77	Securities Purchase Agreement, dated February 11, 2003, by and among United and Capital Research and Management Company, on behalf of The Income Fund of America, Inc., Capital World Growth and Income Fund, Inc. and Fundamental Investors, Inc.*
10.78	Purchase and Sale Agreement dated as of March 5, 2003, by and between United CMH Holdings, Inc. and UPC.(29)
10.79	UPC Distribution Bank Facility Amended Waiver Letter dated April 4, 2003.(32)
10.80	Securities Purchase Agreement dated April 8, 2003, by and among United and Liberty International B-L LLC.*
10.81	Transaction Agreement, dated March 31, 2003, by and among United, UGC/SPCo., Inc., Motorola, Inc. and Motorola UPC Holdings, Inc.*
10.82	Amended and Restated Credit Agreement, dated as of April 29, 2003, among VTR, the Subsidiary Guarantors named therein, Toronto Dominion (Texas), Inc., as Administrative Agent, and the Lenders named therein.(30)
10.83	Restructuring Agreement, dated as of June 19, 2003, among UPC Polska, Inc., UPC Telecom B.V., Belmarken Holding B.V. and certain holders of UPC Polska's 14 1/2 Senior Discount Notes due 2008, 14 1/2 Senior Discount Notes due 2009 and Series C Senior Discount Notes due 2008.(32)
10.84	Share Exchange Agreement, dated August 18, 2003, including form of New Standstill Agreement attached.(33)
10.85	Stockholders Agreement, dated as of April 16, 2003, by and among UGC Europe, Inc., UnitedGlobalCom, Inc. and the holders of common stock that execute a joinder thereto.(34)
10.86	Letter Agreement, dated November 12, 2003, by and between United and Liberty Media Corporation.(38)
10.87	Letter from United to Gene W. Schneider, dated April 17, 2003 regarding the Split Dollar Life Insurance Agreement referenced in Exhibit 10.88 below.
10.88	Split Dollar Life Insurance Agreement dated February 15, 2001, between United and Mark L. Schneider, Tina M. Wildes and Carla G. Shankle, as trustees under The Gene W. Schneider 2001 Trust, dated February 12, 2001.
10.89	UIH Latin America, Inc. Stock Option Plan, effective June 6, 1997, as amended December 6, 2000.
21.1	Subsidiaries of United.(31)
23.1	Independent Auditors' Consent – KPMG LLP (UnitedGlobalCom, Inc.)*
23.2	The consent of Holme Roberts & Owen LLP is included as part of Exhibit 5.1.
24.1	Power of Attorney.*
99.1	Second amended disclosure statement dated January 7, 2003, filed by UPC and New UPC, Inc., together with Annex A (second amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)).(21)
99.2	Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC.(25)
99.3	Second Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC.(25)
99.4	Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003 jointly proposed by UPC and New UPC, Inc., as modified.(26)
99.5	Second amended plan of reorganization dated January 7, 2003, jointly proposed by UPC and New UPC, Inc., as modified.(26)
99.6	Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to UPC, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A thereto (Form of Purchase and Sale Agreement).(27)
99.7	Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to UPC, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement.(28)

99.8	Letter from UnitedGlobalCom, Inc. to the Securities and Exchange Commission re Arthur Andersen LLP.(2)
99.9	Chapter 11 Plan of Reorganization Jointly Proposed by UPC Polska, Inc. and UPC Polska Finance, Inc., dated July 8, 2003.(35)
99.10	Disclosure Statement jointly proposed by UPC Polska and UPC Polska Finance, Inc., dated July 28, 2003.(36)
99.11	Form of first amended disclosure statement jointly proposed by the UPC Polska and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code).(37)

*
Previously filed.
(1)
Incorporated by reference from United's Registration Statement on Form S-1 dated February 14, 2002 (File No. 333-82776).
(2)
Incorporated by reference from United's Form 10-K for the year ended December 31, 2001 (File No. 000-496-58).
(3)
Incorporated by reference from UGC Holdings' Form S-4 filed on March 3, 1998 (File No. 333-47245).
(4)
Incorporated by reference from UGC Holdings' 8-K dated January 18, 2002 (File No. 000-21974).
(5)
Incorporated by reference from UPC's Form 8-K dated May 29, 2001 (File No. 000-25365).
(6)
Incorporated by reference from Form 8-K filed by UPC dated March 4, 2002 (File No. 000-25365).
(7)
Incorporated by reference from UGC Holdings' 8-K dated December 3, 2001 (File No. 000-21974).
(8)
Incorporated by reference from UGC Holdings' Form 10-K for the year ended December 31, 2000 (File No. 000-21974).
(9)
Incorporated by reference from UPC's Form S-1 Registration Statement filed on November 24, 1998 (File No. 333-67895).
(10)
Incorporated by referenced from UPC's Form 10-K for the year ended December 31, 1998 (File No. 000-25365).
(11)
Incorporated by referenced from UPC's Form 10-K for the year ended December 31, 2000 (File No. 000-25365).
(12)
Incorporated by reference from UPC's Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 000-25365).
(13)
Incorporated by reference from UGC Holdings' Form 8-K dated April 29, 1999 (File No. 000-21974).
(14)
Incorporated by reference from United's Form 10-Q for the quarter ended June 30, 2002 (File No. 000-496-58).
(15)
Incorporated by reference from UGC Holdings' Form 8-K dated December 11, 1997 (File No. 000-21974).
(16)
Incorporated by reference from UPC's Form 8-K dated March 9, 2000 (File No. 000-25365).
(17)
Incorporated by reference from UPC's 8-K dated February 1, 2002 (File No. 000-25365).
(18)
Incorporated by reference from UPC's 8-K dated December 7, 2001(File No. 000-25365).
(19)
Incorporated by reference from UGC Holdings' Form 10-Q for the quarter ended June 30, 2001 (File No. 000-21974).
(20)
Incorporated by reference from UPC's Form 8-K dated September 30, 2002 (File No. 000-25365).
(21)
Incorporated by reference from UPC's Form 8-K dated January 9, 2003 (File No. 000-25365).
(22)
Incorporated by reference from United's Amendment No. 3 to its Registration Statement on Form S-1 dated February 7, 2003 (File No. 333-82776).

(23)
Incorporated by reference from United's Form 10-Q for the quarter ended March 31, 2002 (File No. 000-496-58).
(24)
Incorporated by reference from United's Amendment No. 4 to its Registration Statement on Form S-1 dated March 14, 2003 (File No. 333-82776).
(25)
Incorporated by reference from Form 8-K/A filed by UPC, dated January 9, 2003 (File No. 000-25365).
(26)
Incorporated by reference from Form 8-K filed by UPC, dated February 20, 2003 (File No. 000-25365).
(27)
Incorporated by reference from Form 8-K filed by UPC, dated February 12, 2003 (File No. 000-25365).
(28)
Incorporated by reference from Form 8-K filed by UPC, dated March 5, 2003 (File No. 000-25365).
(29)
Incorporated by reference from Form 8-K filed by UPC, dated April 9, 2003 (File No. 000-25365).
(30)
Incorporated by reference from Form 8-K filed by United, dated May 29, 2003 (File No. 000-49658).
(31)
Incorporated by reference from United's Form 10-K for the fiscal year ended December 31, 2002 (File No. 000-496-58).
(32)
Incorporated by reference from Form 8-K filed by UPC Polska, Inc. dated June 19, 2003 (File No. 000-22877).
(33)
Incorporated by reference from Schedule 13D, Amendment No. 2, filed by certain Founders on August 21, 2003 with respect to shares of United.
(34)
Incorporated by reference from the Current Report on Form 8-K of UGC Europe, Inc. (File No. 000-25365), dated September 3, 2003.
(35)
Incorporated by reference from the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated July 7, 2003.
(36)
Incorporated by reference from the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated July 28, 2003.
(37)
Incorporated by reference from the Current Report on Form 8-K filed by UPC Polska (File No. 000-22877), dated October 27, 2003.
(38)
Incorporated by reference from the Current Report on Form 8-K filed by United (File No. 000-49658), dated November 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Denver, State of Colorado, on December 11, 2003.

UNITEDGLOBALCOM, INC.
December 11, 2003	By:	/s/ MICHAEL T. FRIES Michael T. Fries President, Chief Operating Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

December 11, 2003	* Gene W. Schneider, Chairman, Chief Executive Officer and Director
December 11, 2003	* Robert R. Bennett, Director
December 11, 2003	* Albert M. Carollo, Director
December 11, 2003	* John P. Cole, Jr., Director
December 11, 2003	/s/ VALERIE L. COVER Valerie L. Cover, Vice President and Controller
John W. Dick, Director
December 11, 2003	/s/ MICHAEL T. FRIES Michael T. Fries, President, Chief Operating Officer and Director
December 11, 2003	* Gary S. Howard, Director
David B. Koff, Director
December 11, 2003	* John C. Malone, Director
December 11, 2003	* Curtis W. Rochelle, Director
December 11, 2003	* Mark L. Schneider, Director
December 11, 2003	* Frederick G. Westerman III, Chief Financial Officer
December 11, 2003	* Tina M. Wildes, Senior Vice President Business Administration and Director
* By:	/s/ MICHAEL T. FRIES Michael T. Fries Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of the Registrant as currently in effect.(1)
3.2	Certificate of Amendment of Restated Certificate of Incorporation of the Registrant.*
3.3	Bylaws of the Registrant as currently in effect.(1)
4.1	Specimen of Class A Common Stock certificate of the Registrant.(2)
4.2	Specimen of Class B Common Stock certificate of the Registrant.(2)
4.3	Specimen of Class C Common Stock certificate of the Registrant.(2)
4.4	Indenture dated as of February 5, 1998 between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Firstar Bank of Minnesota N.A. (now known as Firstar Bank, N.A.).(3)
4.5	Supplemental Indenture dated January 24, 2002 between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Firstar Bank, N.A., as Trustee.(4)
5.1	Opinion of Holme Roberts & Owen LLP regarding the legality of the securities being sold.*
10.1	Amended and Restated Agreement and Plan of Restructuring and Merger, dated December 31, 2001, by and among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), United/New United Merger Sub, Inc., Liberty Media Corporation, Liberty Media International, Inc., Liberty Global, Inc. and each Person indicated as a "Founder" on the signature pages thereto.(1)
10.2	Amended and Restated United/New United Merger Agreement, dated December 31, 2001, by and among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.) and United/New United Merger Sub, Inc.(1)
10.3	Founders Agreement with respect to UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), dated January 30, 2002.(1)
10.4	Founders Agreement with respect to UGC Holdings, Inc. (formerly known as UnitedGlobalCom, Inc.), dated January 30, 2002.(1)
10.5	Stockholders Agreement among UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc., Liberty UCOMA, LLC and each of the Persons identified on the signature pages thereto as a "Founder," dated January 30, 2002.(1)
10.6	Voting Agreement among New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), and each of the Persons indicated as a "Founder" on the signature pages thereto, dated January 30, 2002.(1)
10.7	Agreement Regarding Old United among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), Liberty Media Corporation, Liberty Global, Inc. and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.8	Agreement Regarding Additional Covenants among UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc., and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.9	Standstill Agreement among UnitedGlobalCom, Inc. (formerly known as New UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc. and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.10	Registration Rights Agreement, by and among New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), Liberty Media Corporation, Liberty Global, Inc. and Liberty UCOMA, LLC, dated January 30, 2002.(1)
10.11	Loan Agreement dated as of May 25, 2001, among Belmarken Holding B.V. and UPC as obligors and UPC Internet Holding B.V. as guarantor and New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.) as successor in interest to Liberty-Belmarken, Inc.(5)
10.12	Waiver to UPC Exchangeable Loan dated as of March 1, 2002, by United to UPC temporarily waiving certain cross-defaults.(6)

10.13	Registration Rights Agreement dated as of May 25, 2001, between UPC and New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.) as successor in interest to Liberty-Belmarken, Inc.(5)
10.14	Stock Purchase Agreement dated December 3, 2001, between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Liberty UCOMA, LLC.(7)
10.15	Stock Purchase Agreement dated December 3, 2001, between UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.) and Liberty UCOMA, LLC.(7)
10.16	Agreement dated December 3, 2001, among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIH Funding Corp., Salomon Smith Barney, Inc., TD Securities (USA) Inc., J.P. Morgan Securities Inc. (formerly known as Chase Securities Inc.) and Donaldson, Lufkin & Jenrette Securities Corporation.(7)
10.17	Form of Promissory Note from United Programming Argentina II, Inc. to the order of LBTW I, Inc.(1)
10.18	1993 Stock Option Plan of the Registrant, amended and restated as of January 30, 2002.(2)
10.19	Stock Option Plan for Non-Employee Directors of the Registrant, effective June 1, 1993, amended and restated as of December 7, 2001.(2)
10.20	Stock Option Plan for Non-Employee Directors of the Registrant, effective March 20, 1998, amended and restated as of January 30, 2002.(2)
10.21	United Latin America, Inc. Stock Option Plan, effective June 6, 1997, as amended.(8)
10.22	UPC Phantom Stock Option Plan, effective March 20, 1998.(9)
10.23	UPC Amended Stock Option Plan, effective June 13, 1996, as amended.(10)
10.24	chello broadband Phantom Stock Option Plan, effective June 19, 1998.(11)
10.25	chello broadband Foundation Stock Option Plan, effective June 23, 1999.(11)
10.26	UPC Distribution Bank Facility dated October 26, 2000.(12)
10.27	Waiver Letter dated March 4, 2002 to UPC Distribution Holding B.V. from Toronto-Dominion Bank Europe Limited acting as Facility Agent for the Lenders under the UPC Distribution Bank Facility referenced in Exhibit 10.26 above.(6)
10.28	Credit Agreement dated as of April 29, 1999, among UIH Chile Holding S.A., the subsidiary guarantors named therein, Toronto Dominion (Texas), Inc., TD Securities (USA). Inc. and Citibank, N.A.(13)
10.29	Amendment No. 7 dated as of April 29, 2002, among VTR GlobalCom S.A., a Chilean corporation, the subsidiaries of VTR listed on the signature pages thereto, Toronto Dominion Bank (Texas), Inc., as agent for the lenders party to the Credit Agreement and each of the lenders party to the Credit Agreement dated as of April 29, 1999, among UIH Chile Holding S.A., the subsidiary guarantors named therein, Toronto Dominion (Texas), Inc., TD Securities (USA), Inc. and Citibank, N.A.(14)
10.30	Cash Collateral Agreement, dated as of April 29, 2002, by and among United Latin America, Inc., a Colorado corporation, Toronto Dominion Bank (Texas), Inc., as agent for the lenders party to the Credit Agreement and The Toronto-Dominion Bank, as securities intermediary.(14)
10.31	Letter Dated April 29, 2002 from UGC Holdings, Inc. to Toronto Dominion Bank (Texas), Inc., as agent for the lenders party to the Credit Agreement, and such lenders.(14)
10.32	Amended and Restated Securities Purchase and Conversion Agreement dated as of December 1, 1997, by and among Philips Media B.V., Philips Media Networks B.V., UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), Joint Venture, Inc. and United and Philips Communications B.V.(15)
10.33	Share Exchange Agreement, dated as of March 9, 2000, by and between UPC and the shareholders named therein.(16)
10.34	Memorandum of Understanding, dated as of February 1, 2002, by and among UPC, UnitedGlobalCom, Inc. and UGC Holdings, Inc.(17)
10.35	Closing Agreement, dated as of December 7, 2001, by and among UPC, Canal+ Group, UPC Polska, Inc., Polska Telewizja Cyfrowa TV Sp. zo.o. ("PTC") and Telewizyjna Korporacja Partycypacyjna S.A. ("TKP").(18)

10.36	Shareholders Agreement, dated August 10, 2001, by and among UPC, PTC, Canal+ Group and Polcom Invest S.A.(18)
10.37	Contribution and Subscription Agreement, dated as of August 10, 2001, by and among UPC, Canal+ Group, UPC Polska, Inc., PTC and TKP.(18)
10.38	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of Mark L. Schneider in favor of UIPI.(19)
10.39	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of Mark L. Schneider in favor of UIPI.(19)
10.40	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of The MLS Family Partnership LLLP in favor of UIPI.(19)
10.41	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of The MLS Family Partnership LLLP in favor of UIPI.(19)
10.42	Replacement Guaranty for Purpose Credit dated November 22, 2000 of Mark L. Schneider in favor of UIPI with respect to the MLS Family Partnership LLLP November 22, 2000 Promissory Note (Purpose Credit).(19)
10.43	Replacement Guaranty for Purpose Credit dated December 21, 2000 of Mark L. Schneider in favor of UIPI with respect to The MLS Family Partnership LLLP December 21, 2000 Promissory Note (Purpose Credit).(19)
10.44	Letter Agreement dated May 16, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI and Mark L. Schneider.(19)
10.45	Letter Agreement dated May 16, 2001 among UIPI, UPC and Mark L. Schneider.(19)
10.46	Letter Agreement dated May 16, 2001 among UIPI, chello broadband and Mark L. Schneider.(19)
10.47	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of Michael T. Fries in favor of UIPI.(19)
10.48	Replacement Promissory Note (Purpose Credit) dated November 22, 2000 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.49	Replacement Promissory Note (Non-Purpose Credit) dated November 22, 2000 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.50	Replacement Guaranty for Purpose Credit dated November 22, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP November 22, 2000 Promissory Note (Purpose Credit).(19)
10.51	Replacement Guaranty for Non-Purpose Credit dated November 22, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP November 22, 2000 Promissory Note (Non-Purpose Credit).(19)
10.52	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of Michael T. Fries in favor of UIPI.(19)
10.53	Replacement Promissory Note (Purpose Credit) dated December 21, 2000 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.54	Replacement Promissory Note (Non-Purpose Credit) dated December 21, 2000 of the Fries Family Partnership LLLP in favor of UIPI.(19)
10.55	Replacement Guaranty for Purpose Credit dated December 21, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP December 21, 2000 Promissory Note (Purpose Credit).(19)
10.56	Replacement Guaranty for Non-Purpose Credit dated December 21, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP December 21, 2000 Promissory Note (Non-Purpose Credit).(19)
10.57	Promissory Note (Purpose Credit) dated April 4, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.58	Promissory Note (Non-Purpose Credit) dated April 4, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)

10.59	Guaranty for Purpose Credit dated April 4, 2001 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP April 4, 2001 Promissory Note (Purpose Credit).(19)
10.60	Guaranty for Non-Purpose Credit dated April 4, 2001 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP April 4, 2001 Promissory Note (Non-Purpose Credit).(19)
10.61	Promissory Note (Purpose Credit) dated June 25, 2001 of Michael T. Fries in favor of UIPI.(19)
10.62	Promissory Note (Purpose Credit) dated June 25, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.63	Promissory Note (Non-Purpose Credit) dated June 25, 2001 of The Fries Family Partnership LLLP in favor of UIPI.(19)
10.64	Letter Agreement (Purpose Credit) dated May 16, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI and Michael T. Fries.(19)
10.65	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI and Michael T. Fries.(19)
10.66	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, UPC and Michael T. Fries.(19)
10.67	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, chello broadband and Michael T. Fries.(19)
10.68	Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, Austar United and Michael T. Fries.(19)
10.69	Letter Agreement (Purpose Credit) dated June 25, 2001 among UnitedGlobalCom, Inc. (now known as UGC Holdings, Inc.), UIPI, New UnitedGlobalCom, Inc. (now known as UnitedGlobalCom, Inc.), Michael T. Fries and The Fries Family Partnership LLLP.(19)
10.70	Restructuring Agreement, dated September 30, 2002, among UPC, New UPC, Inc., United, UGC Holdings, Inc., United Europe, Inc., United UPC Bonds, LLC, and certain holders of notes of UPC.(20)
10.71	Waiver and Amendment Letter, dated September 30, 2002, between TD Bank Europe Limited (acting with the approval of the Majority Lenders referenced therein) and UPC Distribution Holding B.V. (acting on its own behalf and on behalf of its subsidiaries party to the UPC Distribution Bank Facility referenced in Exhibit 10.26 above).(20)
10.72	Exchange Agreement dated May 14, 2002, among United and the Principal Founders identified therein.(23)
10.73	Mutual Release Agreement, dated January 27, 2003, by and among Michael T. Fries, Fries Family Partnership LLLP, United and UGC Properties, Inc.(22)
10.74	Mutual Release Agreement, dated January 28, 2003, by and among Mark L. Schneider, MLS Family Partnership LLLP, United and UGC Properties, Inc.(22)
10.75	Loan Deferral Agreement, dated January 28, 2003, by and among United, Liberty Media Corporation, UGCH Finance, Inc. (f/k/a United Programming Argentina II, Inc.) and LBTW I, Inc.(22)
10.76	Securities Purchase Agreement, dated February 6, 2003, by and among United, Alliance Balanced Shares, Alliance Growth Fund, Alliance Global Strategic Income Trust and EQ Alliance Common Stock Portfolio.*
10.77	Securities Purchase Agreement, dated February 11, 2003, by and among United and Capital Research and Management Company, on behalf of The Income Fund of America, Inc., Capital World Growth and Income Fund, Inc. and Fundamental Investors, Inc.*
10.78	Purchase and Sale Agreement dated as of March 5, 2003, by and between United CMH Holdings, Inc. and UPC.(29)
10.79	UPC Distribution Bank Facility Amended Waiver Letter dated April 4, 2003.(32)
10.80	Securities Purchase Agreement dated April 8, 2003, by and among United and Liberty International B-L LLC.*

10.81	Transaction Agreement, dated March 31, 2003, by and among United, UGC/SPCo., Inc., Motorola, Inc. and Motorola UPC Holdings, Inc.*
10.82	Amended and Restated Credit Agreement, dated as of April 29, 2003, among VTR, the Subsidiary Guarantors named therein, Toronto Dominion (Texas), Inc., as Administrative Agent, and the Lenders named therein.(30)
10.83	Restructuring Agreement, dated as of June 19, 2003, among UPC Polska, Inc., UPC Telecom B.V., Belmarken Holding B.V. and certain holders of UPC Polska's 14 1/2 Senior Discount Notes due 2008, 14 1/2 Senior Discount Notes due 2009 and Series C Senior Discount Notes due 2008.(32)
10.84	Share Exchange Agreement, dated August 18, 2003, including form of New Standstill Agreement attached.(33)
10.85	Stockholders Agreement, dated as of April 16, 2003, by and among UGC Europe, Inc., UnitedGlobalCom, Inc. and the holders of common stock that execute a joinder thereto.(34)
10.86	Letter Agreement, dated November 12, 2003, by and between United and Liberty Media Corporation.(38)
10.87	Letter from United to Gene W. Schneider, dated April 17, 2003 regarding the Split Dollar Life Insurance Agreement referenced in Exhibit 10.88 below.
10.88	Split Dollar Life Insurance Agreement dated February 15, 2001, between United and Mark L. Schneider, Tina M. Wildes and Carla G. Shankle, as trustees under The Gene W. Schneider 2001 Trust, dated February 12, 2001.
10.89	UIH Latin America, Inc. Stock Option Plan, effective June 6, 1997, as amended December 6, 2000.
21.1	Subsidiaries of United.(31)
23.1	Independent Auditors' Consent – KPMG LLP (UnitedGlobalCom, Inc.)*
23.2	The consent of Holme Roberts & Owen LLP is included as part of Exhibit 5.1.
24.1	Power of Attorney.*
99.1	Second amended disclosure statement dated January 7, 2003, filed by UPC and New UPC, Inc., together with Annex A (second amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)).(21)
99.2	Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC.(25)
99.3	Second Errata Sheet to the second amended disclosure statement dated January 7, 2003 of UPC.(25)
99.4	Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003 jointly proposed by UPC and New UPC, Inc., as modified.(26)
99.5	Second amended plan of reorganization dated January 7, 2003, jointly proposed by UPC and New UPC, Inc., as modified.(26)
99.6	Motion for Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to UPC, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement, together with Exhibit A thereto (Form of Purchase and Sale Agreement).(27)
99.7	Order Authorizing (A) Transfer of Shares of SBS Broadcasting S.A. to UPC, (B) Sale of Shares and (C) Assumption and Assignment of Related Agreement.(28)
99.8	Letter from UnitedGlobalCom, Inc. to the Securities and Exchange Commission re Arthur Andersen LLP.(2)
99.9	Chapter 11 Plan of Reorganization Jointly Proposed by UPC Polska, Inc. and UPC Polska Finance, Inc., dated July 8, 2003.(35)
99.10	Disclosure Statement jointly proposed by UPC Polska and UPC Polska Finance, Inc., dated July 28, 2003.(36)
99.11	Form of first amended disclosure statement jointly proposed by the UPC Polska and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code).(37)

*
Previously filed.

(1)
Incorporated by reference from United's Registration Statement on Form S-1 dated February 14, 2002 (File No. 333-82776).
(2)
Incorporated by reference from United's Form 10-K for the year ended December 31, 2001 (File No. 000-496-58).
(3)
Incorporated by reference from UGC Holdings' Form S-4 filed on March 3, 1998 (File No. 333-47245).
(4)
Incorporated by reference from UGC Holdings' 8-K dated January 18, 2002 (File No. 000-21974).
(5)
Incorporated by reference from UPC's Form 8-K dated May 29, 2001 (File No. 000-25365).
(6)
Incorporated by reference from Form 8-K filed by UPC dated March 4, 2002 (File No. 000-25365).
(7)
Incorporated by reference from UGC Holdings' 8-K dated December 3, 2001 (File No. 000-21974).
(8)
Incorporated by reference from UGC Holdings' Form 10-K for the year ended December 31, 2000 (File No. 000-21974).
(9)
Incorporated by reference from UPC's Form S-1 Registration Statement filed on November 24, 1998 (File No. 333-67895).
(10)
Incorporated by referenced from UPC's Form 10-K for the year ended December 31, 1998 (File No. 000-25365).
(11)
Incorporated by referenced from UPC's Form 10-K for the year ended December 31, 2000 (File No. 000-25365).
(12)
Incorporated by reference from UPC's Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 000-25365).
(13)
Incorporated by reference from UGC Holdings' Form 8-K dated April 29, 1999 (File No. 000-21974).
(14)
Incorporated by reference from United's Form 10-Q for the quarter ended June 30, 2002 (File No. 000-496-58).
(15)
Incorporated by reference from UGC Holdings' Form 8-K dated December 11, 1997 (File No. 000-21974).
(16)
Incorporated by reference from UPC's Form 8-K dated March 9, 2000 (File No. 000-25365).
(17)
Incorporated by reference from UPC's 8-K dated February 1, 2002 (File No. 000-25365).
(18)
Incorporated by reference from UPC's 8-K dated December 7, 2001(File No. 000-25365).
(19)
Incorporated by reference from UGC Holdings' Form 10-Q for the quarter ended June 30, 2001 (File No. 000-21974).
(20)
Incorporated by reference from UPC's Form 8-K dated September 30, 2002 (File No. 000-25365).
(21)
Incorporated by reference from UPC's Form 8-K dated January 9, 2003 (File No. 000-25365).
(22)
Incorporated by reference from United's Amendment No. 3 to its Registration Statement on Form S-1 dated February 7, 2003 (File No. 333-82776).
(23)
Incorporated by reference from United's Form 10-Q for the quarter ended March 31, 2002 (File No. 000-496-58).
(24)
Incorporated by reference from United's Amendment No. 4 to its Registration Statement on Form S-1 dated March 14, 2003 (File No. 333-82776).
(25)
Incorporated by reference from Form 8-K/A filed by UPC, dated January 9, 2003 (File No. 000-25365).
(26)
Incorporated by reference from Form 8-K filed by UPC, dated February 20, 2003 (File No. 000-25365).
(27)
Incorporated by reference from Form 8-K filed by UPC, dated February 12, 2003 (File No. 000-25365).
(28)
Incorporated by reference from Form 8-K filed by UPC, dated March 5, 2003 (File No. 000-25365).
(29)
Incorporated by reference from Form 8-K filed by UPC, dated April 9, 2003 (File No. 000-25365).
(30)
Incorporated by reference from Form 8-K filed by United, dated May 29, 2003 (File No. 000-49658).

(31)
Incorporated by reference from United's Form 10-K for the fiscal year ended December 31, 2002 (File No. 000-496-58).
(32)
Incorporated by reference from Form 8-K filed by UPC Polska, Inc. dated June 19, 2003 (File No. 000-22877).
(33)
Incorporated by reference from Schedule 13D, Amendment No. 2, filed by certain Founders on August 21, 2003 with respect to shares of United.
(34)
Incorporated by reference from the Current Report on Form 8-K of UGC Europe, Inc. (File No. 000-25365), dated September 3, 2003.
(35)
Incorporated by reference from the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated July 7, 2003.
(36)
Incorporated by reference from the Current Report on Form 8-K of UPC Polska (File No. 000-22877), dated July 28, 2003.
(37)
Incorporated by reference from the Current Report on Form 8-K filed by UPC Polska (File No. 000-22877), dated October 27, 2003.
(38)
Incorporated by reference from the Current Report on Form 8-K filed by United (File No. 000-49658), dated November 13, 2003.

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 16. Exhibits and Financial Statement Schedules
SIGNATURES
EXHIBIT INDEX